Quarterly Holdings Report
for

Fidelity® Select Portfolio®

Consumer Finance Portfolio

May 31, 2020

SAV-QTLY-0720
1.802175.116

Schedule of Investments May 31, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Banks - 3.8%
Diversified Banks - 0.8%
Wells Fargo & Co.	33,700	$892,039
Regional Banks - 3.0%
Huntington Bancshares, Inc.	58,800	522,732
PNC Financial Services Group, Inc.	3,900	444,756
Signature Bank	22,100	2,274,311
		3,241,799

TOTAL BANKS		4,133,838

Consumer Finance - 43.0%
Consumer Finance - 43.0%
Ally Financial, Inc.	276,200	4,816,928
American Express Co.	77,000	7,320,390
Capital One Financial Corp.	106,700	7,259,868
Credit Acceptance Corp. (a)(b)	10,275	3,799,901
Discover Financial Services	91,600	4,351,916
First Cash Financial Services, Inc.	45,211	3,154,371
Navient Corp.	219,900	1,636,056
OneMain Holdings, Inc.	154,419	3,602,595
Santander Consumer U.S.A. Holdings, Inc.	168,000	2,777,040
SLM Corp.	339,900	2,576,442
Synchrony Financial	251,300	5,118,981
		46,414,488
IT Services - 24.4%
Data Processing & Outsourced Services - 24.4%
Black Knight, Inc. (a)	13,500	1,039,230
Fidelity National Information Services, Inc.	13,810	1,917,242
FleetCor Technologies, Inc. (a)	1,000	243,790
Global Payments, Inc.	10,369	1,861,132
MasterCard, Inc. Class A	33,050	9,944,415
Network International Holdings PLC (c)	50,600	290,333
PayPal Holdings, Inc. (a)	6,400	992,064
Repay Holdings Corp. (a)	1,200	27,648
Visa, Inc. Class A	51,536	10,061,888
		26,377,742
Mortgage Real Estate Investment Trusts - 13.8%
Mortgage REITs - 13.8%
AGNC Investment Corp.	662,700	8,575,338
Annaly Capital Management, Inc.	336,215	2,071,084
MFA Financial, Inc.	514,800	870,012
New Residential Investment Corp.	370,450	2,656,127
Redwood Trust, Inc.	126,400	676,240
		14,848,801
Professional Services - 0.4%
Research & Consulting Services - 0.4%
Equifax, Inc.	2,900	445,324
Thrifts & Mortgage Finance - 12.7%
Thrifts & Mortgage Finance - 12.7%
Axos Financial, Inc. (a)	100	2,180
Essent Group Ltd.	21,500	710,575
MGIC Investment Corp.	483,128	3,966,481
Pennymac Financial Services, Inc.	71,100	2,387,538
Radian Group, Inc.	31,165	494,900
TFS Financial Corp.	155,200	2,391,632
Washington Federal, Inc.	81,700	2,112,762
WSFS Financial Corp.	59,600	1,649,132
		13,715,200
TOTAL COMMON STOCKS
(Cost $107,258,054)		105,935,393

Money Market Funds - 4.7%
Fidelity Cash Central Fund 0.11% (d)	2,028,063	2,028,469
Fidelity Securities Lending Cash Central Fund 0.10% (d)(e)	3,036,014	3,036,318
TOTAL MONEY MARKET FUNDS
(Cost $5,064,787)		5,064,787
TOTAL INVESTMENT IN SECURITIES - 102.8%
(Cost $112,322,841)		111,000,180
NET OTHER ASSETS (LIABILITIES) - (2.8)%		(3,032,391)
NET ASSETS - 100%		$107,967,789

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $290,333 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,120
Fidelity Securities Lending Cash Central Fund	4,146
Total	$5,266

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events.The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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